SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 15, 2003
                              (September 12, 2003)

                                UCAP Incorporated

             Colorado                       0-27480               84-1325695
(State or other jurisdiction of    (Commission File ID No.)   (IRS Employer No.)
         incorporation)

                        Suite 700, 14001 E. Iliff Avenue
                                Denver, CO 80014
                    (Address of principal executive offices)

                          (303) 696-1700 (Registrant's
                     telephone number, including area code)

          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

         The registrant has engaged Richey, May & Co., LLP as its principal accountant as of September 12, 2003. The registrant's former accountant, Moore Stephens Frost declined to stand for re-election as of July 29, 2003, as reported on the registrant's current report on Form 8-K filed on September 3, 2003. The decision to engage Richey, May & Co., LLP was approved by the Audit Committee of the registrant's Board of Directors.


         During the two most recent fiscal years of the registrant ended June 30, 2003 and the subsequent interim period to date hereof, the registrant did not consult with Richey, May & Co., LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)      Exhibits

                 None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              UCAP Incorporated
                                              (Registrant)


Dated:  September 15, 2003                    By: /s/ Keith Miller
                                              ---------------------------------
                                              Keith Miller
                                              Chief Financial Officer